Exhibit 10(f).1
AMENDED SCHEDULE OF EXECUTIVE OFFICERS WHO HAVE EXECUTED A POST-TERMINATION AGREEMENT AND COVENANT NOT TO COMPETE IN THE FORM FILED AS EXHIBIT 10(f) TO THE ANNUAL REPORT ON FORM 10-K OF THE COMPANY FOR THE FISCAL YEAR ENDED JANUARY 31, 2010 (this "Amended Schedule")
This Amended Schedule amends the Schedule of Executive Officers Who Have Executed a Post-Termination Agreement and Covenant Not to Compete (the "Original Schedule") that followed the form of Post-Termination Agreement and Covenant Not to Compete originally filed by Wal-Mart Stores, Inc. as Exhibit 10(f) to its Annual Report on Form 10-K for the year ended January 31, 2010, as filed on March 30, 2010. This Amended Schedule is included pursuant to Instruction 2 of Item 601(a) of Regulation S-K for the purpose of setting forth the details in which specific agreements executed in the form of Post-Termination Agreement and Covenant Not to Compete incorporated by reference into the Annual Report on Form 10-K of Wal-Mart Stores, Inc. for the fiscal year ended January 31, 2014 as Exhibit 10(f) differ from such form of Post-Termination Agreement and Covenant Not to Compete, including to set forth the person who is a party, with Wal-Mart Stores, Inc., to a Post-Termination Agreement and Covenant Not to Compete in such form at January 31, 2014, and to reflect that certain persons included in the Original Schedule as parties to Post-Termination Agreements and Covenants Not to Compete in such form are no longer parties to an effective Post-Termination Agreement and Covenant Not to Compete in such form.

Executive Officer Who is a Party to such a Post-Termination Agreement and Covenant Not to Compete	Date of Agreement, as amended	Value of Restricted Stock Award Granted in Connection with Agreement
Michael T. Duke	December 1, 2005	An amount equal to 100% of base salary